BLUE WOLF MONGOLIA HOLDINGS CORP.
(A Corporation in the Development Stage)

Page
Index to Financials	F-1

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of July 20, 2011	F-3

Notes to Balance Sheet	F-4 - F-10

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Blue Wolf Mongolia Holdings Corp.

We have audited the accompanying balance sheet of Blue Wolf Mongolia Holdings Corp. (a company in the development stage) (the “Company”) as of July 20, 2011. This balance sheet is the responsibility of the Company’s management.  Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above present fairly, in all material respects, the financial position of the Blue Wolf Mongolia Holdings Corp. (a company in the development stage) as of July 20, 2011 in conformity with U.S. generally accepted accounting principles.

/s/ Rothstein, Kass & Company, P.C.

Roseland, New Jersey
July 26, 2011

BLUE WOLF MONGOLIA HOLDINGS CORP.
(A Corporation in the Development Stage)

BALANCE SHEET

July 20, 2011

ASSETS:
Current assets:
Cash	$727,965
Prepaid insurance and other current assets	141,525

Total current assets	869,490

Restricted cash held in Trust Account	80,237,500

Total assets	$81,106,990

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities:
Accrued expenses	$30,000

Deferred underwriting compensation	2,415,000
Total liabilities	2,445,000

Commitments and Contingencies

Ordinary shares subject to possible redemption; 7,388,363 shares (at redemption value)	73,691,980

Shareholders' equity:
Preferred shares, no par value; five classes of unlimited shares authorized; none issued and outstanding	-
Ordinary shares, no par value; unlimited shares authorized; 10,062,500 issued and outstanding (which includes 7,388,363 shares subject to possible redemption)	1,880,010
Additional paid-in capital	3,125,000
Deficit accumulated during the development stage	(5,000)

Total shareholders' equity,	5,000,010

Total liabilities and shareholders' equity	$81,106,990

The accompanying notes are an integral part of the balance sheet

BLUE WOLF MONGOLIA HOLDINGS CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

1. Organization and Business Operations

Incorporation

Blue Wolf Mongolia Holdings Corp. (the “Company”) was incorporated in the British Virgin Islands on March 11, 2011.

Sponsor

The company’s sponsor is Blue Wolf MHC Ltd., an exempted company incorporated in the Cayman Islands with limited liability (the “Sponsor”).

Fiscal Year End

The Company has selected February 28th as its fiscal year end.

Business Purpose

The Company was formed to effect a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (an “Initial Business Combination”).

Financing

The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note 3) was declared effective July 14, 2011. On July 20, 2011, simultaneously with the closing of the Public Offering, the Sponsor purchased $3,125,000 of warrants in a private placement (Note 4).

Upon the closing of the Public Offering and the private placement, $80,237,500 was placed in the Trust Account (discussed below).

Trust Account

The trust account (the “Trust Account”) can either be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended, (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act and which invests solely in U.S. Treasuries. The funds in the Trust Account are held in the name of Blue Wolf Mongolia Holdings Corp. (see Note 6).

Except for a portion of the interest income that may be released to the Company to pay any taxes and to fund the Company’s working capital requirements, and any amounts necessary to purchase up to 15% of the Company’s Public Shares (as defined in Note 3) if the Company seeks shareholder approval of its Initial Business Combination, as discussed below, none of the funds held in trust will be released from the Trust Account until the earlier of: (i) the consummation of an Initial Business Combination no later than April 20, 2013, (ii) a redemption to public shareholders prior to any voluntary winding-up in the event the Company does not consummate an Initial Business Combination , or (iii) pursuant to any liquidation.

Business Combination

An Initial Business Combination is subject to the following size, focus and shareholder approval provisions:

Size  — The prospective target business will not have a limitation to size, except that it must have an aggregate fair market value of at least 80% of the value of the Trust Account (excluding any taxes) at the time of the agreement to enter the Initial Business Combination. The Company will not consummate an Initial Business Combination unless it acquires a controlling interest in a target company or is otherwise not required to register as an investment company under the Investment Company Act.

BLUE WOLF MONGOLIA HOLDINGS CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

Focus  — The Company’s efforts in identifying prospective target businesses will initially be focused on businesses within Mongolia that complement the management team’s background such as in the natural resources sectors and related sectors.  The Company may, however, pursue opportunities in other business sectors or geographic regions.

Tender Offer/Shareholder Approval  — The Company, after signing a definitive agreement for an Initial Business Combination, will either (i) provide shareholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a shareholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less taxes payable plus amounts released to fund working capital requirements and any amounts necessary to purchase up to 15% of the Public Shares sold in the Public Offering, or (ii) seek shareholder approval of the Initial Business Combination at a meeting called for such purpose in connection with which shareholders may seek to redeem their shares, regardless of whether they vote for or against the Initial Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less taxes payable plus amounts released to fund working capital requirements and any amounts necessary to purchase up to 15% of the Public Shares sold in the Public Offering. The decision as to whether the Company will seek shareholder approval of the Initial Business Combination or will allow shareholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek shareholder approval. If the Company seeks shareholder approval, it will consummate its Initial Business Combination only if a majority of the ordinary shares voted are voted in favor of the Initial Business Combination. However, in no event will the Company redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001. Furthermore, the redemption threshold may be further limited by the terms and conditions of the Initial Business Combination. In such case, the Company would not proceed with the redemption of its Public Shares and the related Initial Business Combination, and instead may search for an alternate Initial Business Combination.

Regardless of whether the Company holds a shareholder vote or a tender offer in connection with an Initial Business Combination, a public shareholder will have the right to redeem its shares for an amount in cash equal to its pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less taxes payable plus amounts released to fund working capital requirements and any amounts necessary to purchase up to 15% of the Public Shares sold in the Public Offering. As a result, such ordinary shares will be recorded at conversion/tender value and classified as temporary equity upon the completion of the Public Offering, in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification (“ASC”) Topic 480, “Distinguishing Liabilities from Equity.”

Permitted Purchase of Public Shares  — If the Company seeks shareholder approval prior to the Initial Business Combination and does not conduct redemptions pursuant to the tender offer rules, prior to the Initial Business Combination, the Company’s memorandum and articles of association will permit the release to the Company from the Trust Account, amounts necessary to purchase up to 15% of the shares sold in the Public Offering. All shares so purchased by the Company will be immediately cancelled.

Liquidation

If the Company does not consummate an Initial Business Combination by April 20, 2013, the Company (i) will distribute the aggregate amount then on deposit in the Trust Account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata, to holders of Public Shares by way of redemption and (ii) intends to cease all operations except for the purposes of any winding up of its affairs. This redemption of public shareholders from the Trust Account shall be done  automatically by function of the Company’s memorandum and articles of association and prior to any voluntary winding up, although at all times subject to the BVI Business Companies Act, 2004 of the British Virgin Islands.

BLUE WOLF MONGOLIA HOLDINGS CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per share in the Public Offering (assuming no value is attributed to the warrants contained in the units to be offered in the Public Offering discussed in Note 3).

2. Significant Accounting Policies

Basis of Presentation

The accompanying consolidated balance sheet of the Company is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission.

Development Stage Company

The Company is considered to be in the development stage as defined by FASB ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies. The Company has neither engaged in any operations nor generated any income to date. All activity through the date the balance sheet was issued relates to the Company’s formation and the Public Offering. Following such offering, the Company will not generate any operating revenues until after completion of an Initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Public Offering.

Redeemable Ordinary Shares

As discussed in Note 1, all of the 8,050,000 ordinary shares sold as part of a Unit in the Public Offering contain a redemption feature which allows for the redemption of ordinary shares under the Company's Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity's equity instruments, are excluded from the provisions of ASC 480. Although the Company does not specify a maximum redemption threshold, it’s Memorandum and Articles of Association provides that in no event will the Company  redeem its public shares in an amount that would cause its net tangible assets (shareholders' equity) to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable ordinary shares shall be affected by charges against paid-in capital.

Accordingly, at July 20, 2011, 7,388,363 of the 8,050,000 public shares are classified outside of permanent equity at their redemption value. The redemption value is equal to the pro rata share of the aggregate amount then on deposit in the Trust Account, including interest but less taxes payable (approximately $9.97 at July 20, 2011).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

Under the laws of the British Virgin Islands, the Company is generally not subject to income taxes.  Accordingly, no provision for income taxes has been made in the accompanying financial statement.

BLUE WOLF MONGOLIA HOLDINGS CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

The Company is required to determine whether its tax positions are more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit recognized is measured as the largest amount of benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. De-recognition of a tax benefit previously recognized results in the Company recording a tax liability that reduces ending retained earnings. Based on its analysis, the Company has determined that it has not incurred any liability for unrecognized tax benefits as of July 20, 2011. The Company’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, ongoing analyses of and changes to tax laws, regulations and interpretations thereof.

The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense and other expenses, respectively. No interest expense or penalties have been recognized as of and for the period ended July 20, 2011. The Company is subject to income tax examinations by major taxing authorities since inception.

The Company may be subject to potential examination by U.S. federal, U.S. states or foreign jurisdiction authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with U.S. federal, U.S. state and foreign tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Offering Costs

Offering costs related to the public offering, totaling $4,983,010 (including $2,012,500 of underwriting fees paid at closing and $2,415,000 of deferred underwriting compensation) through the balance sheet date have been charged to shareholders’ equity upon the completion of the public offering.

Fair Value of Financial Instruments

Unless otherwise disclosed, the fair values of financial instruments, including cash approximate their carrying amounts represented on the balance sheet.

Recent Accounting Pronouncements

Management does not believe that any other recently issued, but not effective, accounting standards, if currently adopted, would have a material effect on the Company’s balance sheet.

3. Public Offering

Public Units

On July 20, 2011, the Company sold 8,050,000 units (including units sold pursuant to the underwriters’ exercise of their over-allotment option ) at a price of $10.00 per unit (the “Public Units”) in the Public Offering.  Each unit consists of one ordinary share of the Company, no par value (the “Public Shares”), and one warrant to purchase one ordinary share (the “Public Warrants”).

Public Warrant Terms and Conditions:

Exercise Conditions  — Each Public Warrant will entitle the holder to purchase from the Company one ordinary share at an exercise price of $12.00 per share commencing on the later of: (i) 30 days after the consummation of an Initial Business Combination, or (ii) July 20, 2012, provided that the Company has an effective registration statement covering the ordinary shares issuable upon exercise of the Public Warrants and such shares are registered or qualified under the securities laws of the state of the exercising holder. The Public Warrants expire five years from the date of the Initial Business Combination, unless earlier redeemed. The Public Warrants will be redeemable in whole and not in part at a price of $0.01 per warrant upon a minimum of 30 days notice after the warrants become exercisable, only in the event that the last sale price of the Company’s ordinary shares exceeds $18.00 per share for any 20 trading days within a 30-trading day period. If the Public Warrants are redeemed by the Company, management will have the option to require all holders that wish to exercise warrants to do so on a cashless basis.

BLUE WOLF MONGOLIA HOLDINGS CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

Registration Risk  — In accordance with a warrant agreement relating to the Public Warrants, the Company will be required to use its best efforts to maintain the effectiveness of a registration statement relating to the ordinary shares which would be issued upon exercise of the Public Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holders of such Public Warrants shall not be entitled to exercise such Public Warrants (except on a cashless basis under certain circumstances) and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle or cash settle the Public Warrants. Consequently, the Public Warrants may expire unexercised, unredeemed and worthless, and an investor in the Public Offering may effectively pay the full unit price solely for the ordinary shares included in the Public Units.

Accounting  — Since the Company is not required to net cash settle the Public Warrants, the Public Warrants are recorded at fair value and classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with FASB ASC 815-40 “Derivatives and Hedging”.

Underwriting Agreement

The Company paid an underwriting discount of 2.5% of the public unit offering price to the underwriters at the closing of the Public Offering, with an additional fee of 3.0% of the gross offering proceeds payable upon the Company’s consummation of an Initial Business Combination. The underwriters will not be entitled to any interest accrued on the deferred discount.

4. Related Party Transactions

Founder Shares  — In March 2011, the Sponsor purchased 2,012,500 ordinary shares (the “Founder Shares”) for $25,000, or $0.012 per share.

Forfeiture  — The Founder Shares included 262,500 ordinary shares that were subject to forfeiture if and to the extent the underwriters’ over-allotment option was not exercised, so that the Sponsor would own 20.0% of the Company’s issued and outstanding shares after the Public Offering. The underwriters exercised the over-allotment option in full and therefore no such ordinary shares were forfeited.

Earnout Shares — In addition, a portion of the Founder Shares in an amount equal to  591,912 shares will be subject to forfeiture by the Sponsor as follows: (1) 304,924 shares are subject to forfeiture in the event the last sales price of the Company’s shares does not equal or exceed $15.00 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within at least one 30-trading day period within 36 months following the closing of the Company’s Initial Business Combination and (2) 286,988  shares are subject to forfeiture in the event the last sales price of the Company’s shares does not equal or exceed $12.50 per share (as adjusted for share splits, share dividends, reorganizations, recapitalizations and the like) for any 20 trading days within at least one 30-trading day period within 36 months following the closing of the Company’s Initial Business Combination.

Rights  — The Founder Shares are identical to the ordinary shares included in the Public Units being sold in the Public Offering except that (i) the Founder Shares are subject to certain transfer restrictions, as described in more detail below, and (ii) the Sponsor has agreed to waive its redemption rights with respect to the Founder Shares and Public Shares it purchases in connection with the Initial Business Combination and will also waive its redemption rights with respect to the Founder Shares if the Company fails to consummate an Initial Business Combination by April 20, 2013.

Voting  — If the Company seeks shareholder approval of its Initial Business Combination, the Sponsor has agreed to vote the Founder Shares and any Public Shares purchased during or after the Public Offering in favor of the Initial Business Combination.

BLUE WOLF MONGOLIA HOLDINGS CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

Liquidation  — Although the Sponsor and its permitted transferees will waive their redemption rights with respect to the Founder Shares if the Company fails to consummate an Initial Business Combination by April 20, 2013, they will be entitled to redemption rights with respect to any Public Shares they may own.

Sponsor Warrants  — The Sponsor purchased 4,166,667 warrants (the “Sponsor Warrants”) at $0.75 per warrant (for an aggregate purchase price of $3,125,000) from the Company on a private placement basis simultaneously with the closing of the Public Offering.

Exercise Conditions  — Each Sponsor Warrant is exercisable into one ordinary share at $12.00 per share. The proceeds from the Sponsor Warrant have been added to the proceeds from the Public Offering held in the Trust Account. The Sponsor Warrants are identical to the Public Warrants except that the Sponsor Warrants (i) will not be redeemable by the Company as long as they are held by the Sponsor, the members of the Sponsor or any of their permitted transferees, (ii) will be subject to certain transfer restrictions described in more detail below and (iii) may be exercised for cash or on a cashless basis.

Accounting  — Since the Company is not required to net-cash settle the Sponsor Warrants, the Sponsor Warrants are recorded at fair value and classified within shareholders’ equity as “Additional paid-in capital” upon their issuance in accordance with FASB ASC 815-40 “Derivatives and Hedging”.

Disposition Restrictions  - The Sponsor has agreed not to transfer, assign or sell any of its Founder Shares (except in limited circumstances to permitted assigns) until the earlier of (1) one year after the completion of its Initial Business Combination and (2) the date on which the Company consummates a liquidation, share exchange, share reconstruction and amalgamation, or other similar transaction after its Initial Business Combination that results in all of its shareholders having the right to exchange their ordinary shares for cash, securities or other property  (the “Lock-Up Period”).  Notwithstanding the foregoing, if the Company’s share price reaches or exceeds $11.50 for any 20 trading days within at least one 30-trading day period during the Lock-Up Period, 50% of the Founder Shares will be released from the lock-up and, if the Company’s share price reaches or exceeds $15.00 for any 20 trading days within at least one 30-trading day period during such Lock Up Period, the remaining 50% of the Founder Shares shall be released from the lock-up.  In addition, notwithstanding the above, the Sponsor has agreed not to transfer, sell or assign the earnout shares (whether to a permitted transferee or otherwise) before the applicable forfeiture conditions lapse. The Sponsor has agreed not to transfer, assign or sell any of the Sponsor Warrants including the ordinary shares issuable upon exercise of the sponsor warrants until 30 days after the completion of an Initial Business Combination.

Registration Rights – The holders of the Founder Shares, Sponsor Warrants and warrants that may be issued upon conversion of working capital loans hold registration rights to require the Company to register a sale of any of the securities held by them pursuant to a registration rights agreement signed on July 14, 2011. These shareholders are entitled to make up to three demands, excluding short form demands, that the Company register such securities for sale under the Securities Act. In addition, these shareholders have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of the applicable lock-up period, which occurs (i) in the case of the Founder Shares, upon the earlier of (1) one year after the completion of the Initial Business Combination or (2) the date on which the Company consummate a liquidation, merger, share exchange or other similar transaction after the Initial Business Combination that results in all of the Company’s shareholders having the right to exchange their ordinary shares for cash, securities or other property, and (ii) in the case of the Sponsor Warrants and the ordinary shares underlying such warrants, 30 days after the completion of the Initial Business Combination.  Notwithstanding the foregoing, in the event the sales price of the Company’s shares reaches or exceeds $11.50 for any 20 trading days within any 30-trading day period during such one year period, 50% of the Founder Shares shall be released from the lock-up and, if the sales price of the Company’s shares reaches or exceeds $15.00 for any 20 trading days within any 30-trading day period during such one year period, the remaining 50% of the Founder Shares shall be released from the lock-up.  In addition, the Sponsor and members of the Sponsor have agreed not to, subject to certain limited exceptions, transfer, assign or sell any of the Sponsor Warrants (including the ordinary shares issuable upon exercise of the Sponsor Warrants) until 30 days after the completion of the Company’s Initial Business Combination.  In addition, notwithstanding the Sponsor’s ability to transfer, assign or sell its founder shares to permitted transferees during the applicable Lock-Up Period, the Company’s Sponsor has agreed not to transfer, assign or sell the founder earn out shares (whether to a permitted transferee or otherwise) before the applicable forfeiture provisions with respect to such shares lapse. The Company will bear the costs and expenses of filing any such registration statement.

BLUE WOLF MONGOLIA HOLDINGS CORP.
(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

5. Other Related Party Transactions

Administrative Services

The Company has agreed to pay up to $10,000 a month for office space, utilities and general and administrative services to the Sponsor or its affiliates. Services commenced on July 15, 2011 (the date the Company’s securities were first listed on the NASDAQ) and will terminate upon the earlier of (i) the consummation of an Initial Business Combination or (ii) the liquidation of the Company.

Note Payable

On April 1, 2011 the Company issued an unsecured promissory note for $200,000 to Blue Wolf MHC Holdings Ltd.  The proceeds from the notes were used to fund a portion of the organizational and offering expenses owed by the Company to third parties. This note was repaid on July 20, 2011.

6. Trust Account

A total of $80,237,500, which includes $77,112,500 of the net proceeds from the Public Offering and $3,125,000 from the private placement, has been placed in the Trust Account. The trust proceeds will be invested in a money market fund which invests exclusively in U.S. Treasuries and meets certain conditions under Rule 2a-7 under the Investment Company Act. As of July 20, 2011, the balance in the Trust Account was $80,237,500, all of which was held in cash.

7. Shareholders’ Equity

Ordinary Shares -  The Company is authorized to issue an unlimited number of ordinary shares. Holders of the Company’s ordinary shares are entitled to one vote for each ordinary share. At July 20, 2011, there were 10, 062,500 ordinary shares outstanding.

Preferred Shares – The Company is authorized to issue an unlimited number of preferred shares in five different classes with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.  At July 20, 2011, the Company has not issued any preferred shares.